AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 16, 2004
                           REGISTRATION NO. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                             ALLEGHENY ENERGY, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    MARYLAND
         (State or Other Jurisdiction of Incorporation or Organization)
                                   13-553-1602
                         (I.R.S. Employer Identification
                                    Number)

                10435 DOWNSVILLE PIKE, HAGERSTOWN, MD 21740-1766
                    (Address of Principal Executive Offices)

                             ALLEGHENY ENERGY, INC.
                            EMPLOYEE STOCK OWNERSHIP
                                AND SAVINGS PLAN
                            (Full Title of the Plan)

                                 David B. Hertzog
                10435 Downsville Pike, Hagerstown, MD 21740-1766
                                 (301) 665-2770
            (Name, Address and Telephone Number of Agent for Service)


                         CALCULATION OF REGISTRATION FEE
===========================================================================================================================
                                                                                               PROPOSED
                                                                            PROPOSED           MAXIMUM
                                                                            MAXIMUM           AGGREGATE         AMOUNT OF
      TITLE OF EACH CLASS OF                                             OFFERING PRICE     OFFERING PRICE    REGISTRATION
   SECURITIES TO BE REGISTERED           AMOUNT TO BE REGISTERED (2)      PER SHARE(1)           (1)             FEE (1)
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCK OF ALLEGHENY                       2,000,000                   $12.05              $24,100,000     $3,054
ENERGY, INC., PAR VALUE $1.25
PER SHARE
---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================

(1) PURSUANT TO RULE 457(h)(1) OF THE SECURITIES ACT OF 1933, AS AMENDED, THE PROPOSED MAXIMUM OFFERING PRICE PER SHARE, THE PROPOSED MAXIMUM AGGREGATE OFFERING PRICE AND THE AMOUNT OF THE REGISTRATION FEE HAVE BEEN COMPUTED ON THE BASIS OF THE AVERAGE OF THE HIGH AND LOW PER SHARE MARKET PRICE OF THE COMMON STOCK ON MARCH 11, 2004, AS REPORTED ON THE NEW YORK STOCK EXCHANGE.

(2) PURSUANT TO RULE 416(C) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT ALSO COVERS AN INDETERMINATE AMOUNT OF INTERESTS TO BE OFFERED OR SOLD PURSUANT TO THE ALLEGHENY ENERGY, INC. EMPLOYEE STOCK OWNERSHIP AND SAVINGS PLAN DESCRIBED HEREIN.

        ALLEGHENY ENERGY, INC. EMPLOYEE STOCK OWNERSHIP AND SAVINGS PLAN

            INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENT

The contents of the Registration Statement on Form S-8 (File No. 333-40432) filed by Allegheny Energy, Inc. (the "Company") relating to the Employee Stock Ownership and Savings Plan (the "Plan") are hereby incorporated by reference into this Registration Statement.

ITEM 8. EXHIBITS

Exhibit
  No.           Description
-------         -----------
 5.1            Internal Revenue Service determination letter.

23.1            Consent of PricewaterhouseCoopers LLP.

24.1 Power of Attorney (included on signature page of this Registration Statement on Form S-8).

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensburg, Commonwealth of Pennsylvania, on March 16, 2004.

                                       ALLEGHENY ENERGY, INC.


                                       By: /s/ DAVID B. HERTZOG
                                           -------------------------------------
                                           Name:  David B. Hertzog
                                           Title: Vice President and General
                                                  Counsel

Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensburg, State of Pennsylvania, on March 16, 2004.

                                        ALLEGHENY ENERGY, INC.
                                        EMPLOYEE STOCK OWNERSHIP AND SAVINGS
                                        PLAN

                                        By: /s/ DAVID P. LUTZ
                                            -----------------------------------
                                            Name:  David P. Lutz
                                            Title: Chairman, Employee
                                                   Benefits Committee

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT EACH INDIVIDUAL WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS DAVID B. HERTZOG AND ROBERT T. VOGLER, AND EACH OF THEM WITH FULL POWER TO ACT WITHOUT THE OTHERS, HIS OR HER TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, FOR HIM OR HER AND IN HIS OR HER NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN ANY AND ALL AMENDMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS) TO THIS REGISTRATION STATEMENT, AND TO FILE THE SAME WITH ALL EXHIBITS THERETO, AND ALL DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE OR SHE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS OR ANY OF THEM, OR THEIR OR HIS OR HER SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the indicated capacities on March 16, 2004.

NAME                                       TITLE

/s/ PAUL J. EVANSON
----------------------------------
Paul J. Evanson                            Chairman, President, Chief Executive
                                           Officer and Director
/s/ JEFFREY D. SERKES                      (Principal Executive Officer)
----------------------------------
Jeffrey D. Serkes                          Senior Vice President and Chief
                                           Financial Officer
/s/ THOMAS R. GARDNER                      (Principal Financial Officer)
----------------------------------
Thomas R. Gardner                          Vice President and Controller
                                           (Principal Accounting Officer)
/s/ H. FURLONG BALDWIN
----------------------------------
H. Furlong Baldwin                         Member of the Board of Directors

/s/ ELEANOR BAUM
----------------------------------
Eleanor Baum                               Member of the Board of Directors

/s/ CYRUS F. FREIDHEIM, JR.
----------------------------------
Cyrus F. Freidheim, Jr.                    Member of the Board of Directors

/s/ JULIA L. JOHNSON
----------------------------------
Julia L. Johnson                           Member of the Board of Directors

/s/ TED J. KLEISNER
----------------------------------
Ted J. Kleisner                            Member of the Board of Directors

/s/ STEVEN H. RICE
----------------------------------
Steven H. Rice                             Member of the Board of Directors

/s/ GUNNAR E. SARSTEN
----------------------------------
Gunnar E. Sarsten                          Member of the Board of Directors

/s/ MICHAEL H. SUTTON
----------------------------------
Michael H. Sutton                          Member of the Board of Directors

                                INDEX TO EXHIBITS

5.1      Internal Revenue Service determination letter.

23.1     Consent of PricewaterhouseCoopers LLP.

24.1 Power of Attorney (included on signature page of this Registration Statement on Form S-8).